EXHIBIT 99.1

August 14, 2002

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Enterprise Bancorp, Inc. - Quarterly Report on Form 10-Q for Period Ended June 30, 2002 (Commission File No. 0-21021)

Ladies and Gentlemen:

         In connection with the Quarterly Report of Enterprise Bancorp, Inc. (the "Company") on Form 10-Q for the period ended on June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in his respective capacities indicated below, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge and belief, (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             Very truly yours,



                              /s/ George L. Duncan
                              ---------------------
                              George L. Duncan
                              Chairman and Chief Executive Officer



                              /s/ John P. Clancy, Jr.
                              -----------------------
                              John P. Clancy, Jr.
                              Treasurer
                              (Principal Financial Officer)


The foregoing certification is being furnished to the Securities and Exchange Commission solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report referenced above or otherwise as a separate disclosure document.